Rule 497(e)
Registration Nos. 333-125751 and 811-21774

First Trust Exchange-Traded Fund

(the “Trust”)

First Trust WCM Developing World Equity ETF

(the “Fund”)

Supplement To the Fund’s Prospectus and Statement of Additional Information

Dated July 9, 2025

Notwithstanding anything to the contrary in the Fund’s prospectus, effective as of the date set forth above, the third paragraph of the section entitled “Summary Information - Principal Investment Strategies” and the third paragraph of the section entitled “Additional Information on the Fund's Investment Objective and Strategies - Additional Information on the Fund’s Strategy” in the Fund’s prospectus is each replaced in its entirety with the following:

The Sub-Advisor’s investment process is based on bottom-up, fundamental research, which involves examining and ranking companies based on the following factors: (i) the company’s corporate performance; (ii) the company’s competitive position; (iii) the company’s potential future growth; and (iv) the company’s intrinsic value, which is determined using a discounted cash flow model, historical EV/EBITDA (compares a company’s Enterprise Value (the measure of a company’s total value) to its Earnings Before Interest, Taxes, Depreciation and Amortization), and next year price to earnings ratio.

Additionally, effective as of June 30, 2025, Drew French joined the Fund’s portfolio management team as a portfolio manager responsible for the day-to-day management of the Fund’s investment portfolio.

Drew French began his investment career in 2013 with WCM Investment Management, LLC (“WCM”), and has managed accounts in WCM’s International Equity style since 2020. He is a member of WCM’s Investment Strategy Group and his primary responsibilities include portfolio management and equity research.

As of December 31, 2024, Drew French managed the investment vehicles with the number of accounts and assets set forth in the table below:

Portfolio Manager	Registered Investment Companies Number of Accounts ($ Assets in Millions)	Other Pooled Investment Vehicles Number of Accounts ($ Assets in Millions)	Other Accounts Number of Accounts ($ Assets in Millions)	Registered Investment Companies With Performance Fees Number of Accounts ($ Assets in Millions)	Other Pooled Investment Vehicles With Performance Fees Number of Accounts ($ Assets in Millions)	Other Accounts With Performance Fees Number of Accounts ($ Assets in Millions)
Drew French	1 ($9.46)	0 ($0)	5 ($167.78)	0 ($0)	0 ($0)	0 ($0)

As of June 30, 2025, Drew French did not beneficially own any shares of the Fund.

Please Keep this Supplement with your Fund Prospectus

and Statement of Additional Information for Future Reference